UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 12, 2010

MoneyGram International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1550 Utica Avenue South, Suite 100, Minneapolis, Minnesota		55416
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-591-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On April 12, 2010, upon recommendation of the Human Resources and Nominating Committee, the Board of Directors of MoneyGram International, Inc. (the "Corporation") approved the following;

• MoneyGram International, Inc. Deferred Compensation Plan, as amended and restated April 12, 2010 (the "Deferred Compensation Plan"). The Deferred Compensation Plan was amended to: (i) discontinue future deferrals of eligible compensation effective April 1, 2010; (ii) allow the Human Resources and Nominating Committee discretion to change the Deferred Compensation Plan’s interest rate; and (iii) deferral accounts with stock unit balances will convert to cash as of April 1, 2010. A copy of the MoneyGram International, Inc. Deferred Compensation Plan, as amended and restated April 12, 2010, is filed herewith as Exhibit 10.1.

• 2005 Deferred Compensation Plan for Directors of MoneyGram International, Inc., as amended and restated April 12, 2010 (the "2005 Director Deferred Compensation Plan"). The 2005 Director Deferred Compensation Plan was amended to: (i) allow the Human Resources and Nominating Committee discretion to change the Deferred Compensation Plan’s interest rate; (ii) deferral accounts with stock unit balances will convert to cash as of April 1, 2010; and (iii) terminate the 2005 Director Deferred Compensation Plan to allow accounts to be fully distributed after May 1, 2011. A copy of the 2005 Deferred Compensation Plan for Directors of MoneyGram International, Inc., as amended and restated April 12, 2010, is filed herewith as Exhibit 10.2.

• Deferred Compensation Plan for Directors of MoneyGram International, Inc., as amended and restated April 12, 2010 (the "2004 Director Deferred Compensation Plan"). The 2004 Director Deferred Compensation Plan was amended to: (i) allow the Human Resources and Nominating Committee discretion to change the Deferred Compensation Plan’s interest rate; (ii) deferral accounts with stock unit balances will convert to cash as of April 1, 2010; and (iii) allow lump sum distributions of small account balances upon resignation from the Corporation’s Board of Directors. A copy of the Deferred Compensation Plan for Directors of MoneyGram International, Inc., as amended and restated April 12, 2010, is filed herewith as Exhibit 10.3.

Item 8.01 Other Events.

On April 13, 2010, the Corporation issued a press release announcing that four new independent candidates would stand for election, together with five non-independent incumbents, to the Corporation’s Board of Directors at its Annual Stockholder’s Meeting on May 26, 2010. A copy of the press release dated April 13, 2010 is furnished herewith as Exhibit 99.1.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MoneyGram International, Inc.

April 14, 2010	By:	/s/ Steven Piano

Name: Steven Piano
Title: Executive Vice President, Human Resources and Corporate Services

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	MoneyGram International, Inc. Deferred Compensation Plan, as amended and restated April 12, 2010
10.2	2005 Deferred Compensation Plan for Directors of MoneyGram International, Inc., as amended and restated April 12, 2010
10.3	Deferred Compensation Plan for Directors of MoneyGram International, Inc., as amended and restated April 12, 2010
99.1	Press Release dated April 13, 2010